Exhibit 99.1

PG&E Corporation

One Market Street, Spear Tower, Suite 2400
San Francisco, CA  94105

EXECUTION COPY

WAIVER AND AMENDMENT AGREEMENT

August 16, 2002

Lehman Commercial Paper Inc.,
as Administrative Agent
745 Seventh Avenue, 25th Floor,
New York, NY  10019

The Lenders listed on Annex A hereto

Re:     Amended and Restated Credit Agreement dated as of June 25, 2002, by and among PG&E Corporation, as borrower, the lenders party thereto, Lehman Commercial Paper Inc., as administrative agent, and Lehman Brothers Inc., as lead arranger and book manager (the “Credit Agreement”) and the Tranche A Interest Reserve Account  Control Agreement and the Tranche B Interest Reserve Account Control Agreement

Ladies and Gentlemen:

Reference is made to the Credit Agreement.  Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.  Pursuant to Section 6.14 of the Credit Agreement, NEG, Inc. is required to maintain a rating of at least BBB- by Standard & Poor’s (“S&P”) or Baa3 by Moody’s on its long-term unsecured debt obligations (the “Debt Obligations”).  On July 31, 2002, S&P announced that the Debt Obligations had been downgraded below the level required by Section 6.14 and on August 5, 2002, Moody’s announced that the Debt Obligations had been downgraded below the level required by Section 6.14 (the “Downgrades”).

Pursuant to the terms of that certain waiver letter agreement, dated August 1, 2002, among the Borrower and the Lenders signatories thereto, the Lenders agreed to waive any Default or Event of Default under Section 6.14 arising from the Downgrades which waiver shall apply until, and only until, August 16, 2002, at 5:00 P.M. (Pacific time).  The Borrower hereby requests that the Lenders agree to extend the waiver of any such Default or Event of Default under Section 6.14 from August 16, 2002 until and only until the earliest of the following dates (the “Waiver Expiration Date”): (a) October 21, 2002; (b) the date of a reduction or termination of, or a reduction or termination in the availability of, the aggregate of all lenders’ Tranche A Aggregate Exposure (as defined in the NEG Credit Agreement as in effect on the date hereof) to an amount less than $400,000,000 or a reduction or termination of, or a reduction or termination in the availability of, the aggregate of all lenders’ Tranche B Aggregate Exposure (as defined in the NEG Credit Agreement as in effect on the date hereof) to an amount less than $432,000,000, under the $1,250,000,000 Amended and Restated Credit Agreement, dated as of August 22, 2001, among PG&E National Energy Group, Inc. and the issuing bank, lenders and agents parties thereto (the “NEG Credit Agreement”); (c) the date a default or an event of default shall have occurred with respect to the Indebtedness of NEG, Inc. under the NEG Credit Agreement or any other event or condition shall have occurred, the effect of which event or condition is to cause, or permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or (d) the failure by the Borrower to perform or observe any term, covenant or agreement set forth in this Waiver and Amendment Agreement.

In consideration of the foregoing, (I) the Borrower agrees and covenants as follows:

(a)            notwithstanding anything provided to the contrary in the Credit Agreement, the reinvestment of any proceeds of any event described in Sections 3.2(b), 3.2(c), 3.2(e), and 3.2(f) may only be made to the extent specified in Part II of the Business Plan for expenditures in the Scheduled Projects;

(b)            notwithstanding anything provided to the contrary in the Credit Agreement, from the date hereof and until the Waiver Expiration Date, the Borrower shall not make any Investment or Capital Expenditure or make any other payment to any of its subsidiaries, except that so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may make such Investment or Capital Expenditure, or payment to its subsidiaries, in an amount not to exceed $15,000,000 in the aggregate (taking into account any amount as may be used by the Borrower in any such transaction to the extent permitted by clause (A) of the proviso of Section 3.2(b) of the Credit Agreement), provided that the amount of any cash Dividend actually received by the Borrower after the date hereof may be added to such amount for purposes of determining whether the Borrower is in compliance with this clause (b); provided further that nothing herein shall restrict the ability of the Borrower to make such Investment or Capital Expenditure in PGE Utility or payment to PGE Utility, in each case, as reasonably determined by the Borrower that such transaction is required by applicable Law or the Holding Company Conditions, and the Borrower hereby advises the Lenders that it believes such $15,000,000 should be sufficient to discharge any of its obligations to its subsidiaries during the period between the date hereof and the Waiver Expiration Date;

(c)         the Borrower shall deliver an Officer’s Certificate from the Chief Executive Officer, Chief Financial Officer, or Treasurer of the Borrower, dated the date hereof, certifying and stating, after due inquiry, the amount of cash and Cash Equivalents, then held by the Borrower on the date hereof (the “Available Cash Amount”);

(d)         the Borrower shall cause NEG, Inc. to deliver an Officer’s Certificate from the Senior Vice President or Controller of NEG, Inc. certifying that attached thereto is a true and complete copy of the NEG Credit Agreement, together with all amendments thereto, as in effect on the date hereof;

(e)         the Borrower shall pay or reimburse the Administrative Agent and each Lender for all of its reasonable out-of-pocket costs and expenses in connection with the preparation, negotiation and execution of this Waiver and Amendment Agreement, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and counsel to General Electric Capital Corporation, as a Lender, and counsel to the Tranche B Lenders;

(f)          the Borrower shall, as promptly as practicable after the date hereof, file a form 8-K disclosing the material terms and conditions of this Waiver and Amendment Agreement and attaching thereto a copy of this Waiver and Amendment Agreement; and

(g)         the Borrower shall, on or prior to August 20, 2002, 3:00 p.m. (EST), have deposited such amount as may be necessary into the Tranche A Interest Reserve Account and the Tranche B Interest Reserve Account, respectively, such that the aggregate amount of cash and Cash Equivalents held in each of the Tranche A Interest Reserve Account and the Tranche B Interest Reserve Account shall be in an amount not less than the amount of interest payable on the Tranche A Loan and the Tranche B Loan, as the case may be, for a two-year period following the date hereof, which amount shall not be required to exceed $90,000,000 in the  case of the Tranche A Interest Reserve Account and $ 63,000,000 in the case of the Tranche B Interest Reserve Account.  Within five (5) Business Days of the date hereof, the Collateral Agent shall deliver written evidence of the receipt of the foregoing amounts to the Tranche A Lender and the Tranche B Lenders;

and

(II)        the parties hereto agree to amend the Credit Agreement as follows:

(a)         Section 7.14 (b) of the Credit Agreement is hereby amended by (i) replacing the words “one-year period” with the words “two-year period” each time such words appear in such Section 7.14(b) and (ii) inserting the words “; provided that such amount shall not be required to exceed an amount equal to 15% of the aggregate principal amount of the Tranche A Loan then outstanding, in the case of the Tranche A Interest Reserve Account, or an amount equal to 15% of the aggregate principal amount of the Tranche B Loan then outstanding, in the case of the Tranche B Interest Reserve Account” at the end of such Section 7.14(b);

(b)         Section 7A.14 of the Credit Agreement is hereby amended by (i) replacing the words “one-year period” with the words “two-year period” each time such words appear in such Section 7A.14 and (ii) inserting the words “; provided that such amount shall not be required to exceed an amount equal to 15% of the aggregate principal amount of the Tranche B Loan then outstanding” at the end of such Section 7A.14;

(c)         Section 8A.1(c)(iv) of the Credit Agreement is hereby amended by replacing the words “nine-month period” with the words “eighteen-month period”;

(d)         Section 9.11(b)(v) of the Credit Agreement is hereby amended by inserting the words “in an amount less than $50,000,000” after the words “any such participation” in such Section 9.11(b)(v); and

(d)         Section 10.3 is amended by adding the words “or any Lender” after the words “Administrative Agent” each time such words appear in such Section 10.3.

For purposes of this Waiver and Amendment Agreement, “subsidiary” shall mean any corporation, partnership or other entity of which any of the securities or other ownership interests are directly or indirectly owned or controlled by the Borrower or one or more subsidiaries of the Borrower or by the Borrower and one or more subsidiaries of the Borrower.

Each of the parties hereto by its execution and delivery of this Waiver and Amendment Agreement consent to the amendments as set forth herein in accordance with Section 9.10 of the Credit Agreement.

The Borrower and LLC acknowledge and agree that none of the signatories to this Waiver and Amendment Agreement is waiving any other Default or Event of Default or any other provision in the Credit Agreement and except as expressly provided herein, nothing in this Waiver and Amendment Agreement shall constitute a course of dealing between the parties, or constitute a modification or amendment of any other provision of the Credit Agreement and the provisions of the Credit Agreement and the other Financing Documents are and shall remain in full force and effect.

The Borrower and LLC hereby unconditionally and irrevocably acquit and fully forever release and discharge the undersigned Lenders, their participants, and the Lenders’ and their participants’ respective subsidiaries, affiliates, members, partners, officers, employees, representatives, agents, managers, counsel, directors, successors and assigns, both present and former, from any and all actions, cause of action, claims, demands, remedies, suits, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof and relates to or arises out of this Waiver and Amendment Agreement, the Credit Agreement or any other Financing Documents or the transactions contemplated hereby or thereby (“Released Claims”). The Borrower covenants and agrees that neither it nor any of the Covered Parties shall commence, and in any way, prosecute or cause to be commenced or prosecuted against any of the Persons mentioned above any action or other proceeding based upon any of the Released Claims.

The Borrower also acknowledges, ratifies and affirms the validity and enforceability of the Credit Agreement and all liens and security interests granted thereunder or under any of the Security Documents to the Lenders as collateral security for its obligations and indebtedness owing under the Loan Documents (the “Obligations”) and acknowledges that all such liens and security interests and all collateral pledged as security for the Obligations continue to be and remain collateral for the Obligations from and after the date hereof.

In furtherance to the rights of the Lenders under Section 6.2 of the Credit Agreement, the Borrower shall, and shall cause NEG, Inc. and other members of the NEG Group to be available, at the request of any of the Lenders, to discuss with the Lenders, at any time and from time to time, the affairs, finances and accounts of the Borrower, NEG, Inc. and other members of the NEG Group (including, without limitation, any guarantee or financial support with respect to the operation or business of NEG, Inc. or any other member of the NEG Group and any action or proposed action of the Borrower, NEG, Inc. or any member of the NEG Group with respect thereto in connection with the Downgrades).

This Waiver and Amendment Agreement hereby amends Section 7 of the Tranche A Interest Reserve Account Control Agreement and the Tranche B Interest Reserve Account Control Agreement by adding the following sentence at the end thereof:  “The Collateral Agent agrees that it shall not amend or consent to any amendment to any terms or provisions of (a) the Tranche A Interest Reserve Account Control Agreement without the consent of the required Tranche A Lenders or (b) the Tranche B Interest Reserve Account Control Agreement without the consent of the required Tranche B Lenders.”

This Waiver and Amendment Agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to the conflict of law rules thereof (other than Section 5-1401 of the New York General Obligations Law).  This Waiver and Amendment Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered by facsimile or otherwise shall be an original, but all of which shall together constitute one and the same instrument.

This Waiver and Amendment Agreement shall become effective as of the date hereof when the Borrower, LLC, the Collateral Agent, the Tranche A Lender and the required Tranche B Lenders shall have executed and delivered this Waiver and Amendment Agreement, and received a fully executed counterpart copy, by facsimile or otherwise, of this Waiver and Amendment Agreement, and Officer’s Certificate of the Borrower described above.

Very truly yours,
PG&E CORPORATION
___________________________
Name: Leroy Barnes
Title: Vice President & Treasurer

PG&E NATIONAL ENERGY GROUP, LLC

___________________________
Name:
Title:

Agreed and Accepted:

Administrative Agent:

LEHMAN COMMERCIAL PAPER INC.

_____________________________________
Name:
Title:
Date:

Lenders:

LEHMAN COMMERCIAL PAPER INC.

_____________________________________
Name:
Title:
Date:

GENERAL ELECTRIC CAPITAL CORPORATION

_____________________________________
Name:
Title:
Date:

DK ACQUISITION PARTNERS, L.P.

_____________________________________
Name:
Title:
Date:

WILMINGTON TRUST COMPANY

_____________________________________
Name:
Title:
Date:

HBK MASTER FUND L.P.

_____________________________________
Name:
Title:
Date:

OAK HILL SECURITIES FUND, L.P.

_____________________________________
Name:
Title:
Date:

OAK HILL SECURITIES FUND II, L.P.

_____________________________________
Name:
Title:
Date:

Collateral Agent:

DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as Collateral Agent under the Tranche A Interest Reserve Account Control Agreement and the Tranche B Interest Reserve Account Control Agreement

_____________________________________
Name:
Title:
Date:

ANNEX A

Lenders

  DK Acquisition Partners, L.P.
  General Electric Capital Corporation
  HBK Master Fund L.P.
  Lehman Commercial Paper Inc.
  Oak Hill Securities Fund, L.P.
  Oak Hill Securities Fund II, L.P.
  Wilmington Trust Company